Exhibit 10.1
Certain identified information in this document has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

AMENDED AND RESTATED AMENDMENT NO. 2 TO
CUSTOMER INSTALLMENT PROGRAM AGREEMENT

This AMENDED AND RESTATED AMENDMENT NO. 2 TO CUSTOMER INSTALLMENT PROGRAM AGREEMENT (this “Amendment”) is entered into and made effective as of July 27, 2021 (the “Amendment Effective Date”) and amends the Customer Installment Program Agreement, dated July 16, 2020, as amended (together with any exhibits, schedules, amendments or addendums, the “Agreement”), by and between Shopify Inc., a Canadian corporation (“Shopify”), and Affirm, Inc., a Delaware corporation (“Affirm”). Capitalized terms used but not defined herein shall have the same meaning as those in the Agreement.

WHEREAS, Shopify and Affirm entered into an email agreement to add one pricing line item change to Addendum A-2 to Exhibit A on April 20, 2021 (the “Email Agreement”);

WHEREAS, Shopify and Affirm desire to set forth the terms of the Email Agreement in this Amendment effective April 1, 2021;

WHEREAS, Shopify and Affirm entered into Amendment No. 3 to the Agreement on July 27, 2021 (“Prior Amendment”);

WHEREAS, the Parties would like to amend and restate in its entirety the Prior Amendment to (i) correct a Scribner’s error resulting in the Prior Amendment being labeled as Amendment No. 3 when it should have been labeled Amendment No. 2; (ii) clarify the limited nature of the Prior Amendment and (iii) incorporate the terms of the Email Agreement;

WHEREAS, Section 30 of the Agreement provides that no modification of the Agreement shall be effective unless made in writing and duly signed by the Parties referring specifically to the Agreement; and

WHEREAS, pursuant to Section 30 of the Agreement, Shopify and Affirm desire to amend the Agreement to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Effective as of the Amendment Effective Date, the Agreement shall be amended as set forth in the attached changed sections/items of Exhibit A (Program Outline).

2.Effect of Amendment. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly amended or waived herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent except as expressly stated herein. The provisions and agreements set forth herein shall not establish a custom or course of dealing or conduct among the Parties. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby. In the event of any inconsistency, conflict or ambiguity as to the rights and obligations of the Parties under this Amendment, the terms of this Amendment shall control and supersede any such inconsistency, conflict or ambiguity.

3.Reference to the Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to July 16, 2020.

4.Miscellaneous. The provisions of Sections 23 (Notices), and Sections 28-31, and 33 of the Agreement shall apply to this Amendment mutatis mutandis as if set forth herein to the extent applicable.
[Signature page to follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives below.

Shopify Inc.	Affirm, Inc.
Signature:	Signature:
Name: Amy Shapero	Name: Sara Wyman
Title: Chief Financial Officer	Title: VP, Strategic Partnerships
Date:	Date:
Notices. Notices required under this Agreement shall be delivered pursuant to Section 23 (Notice), and addressed as set forth below:

If to Shopify:    If to Affirm:

Shopify Inc.    Affirm, Inc.
150 O’Connor Street, Ground Floor    650 California Street, 12th Floor Ottawa, ON    San Francisco, CA 94108
K2P 2L8    Attention: Chief Legal Officer
Canada     [***]
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Exhibit A
AMENDMENT TO THE PROGRAM OUTLINE

The following terms and conditions are intended to be added to the Program Outline dated July 16, 2020, as amended by that Amendment to the Program Outline dated March 3, 2021, and, where such terms conflict with an existing section in the Program Outline, entirely replace such section of the Program Outline.

Each of the amended sections below shall entirely replace those same sections in the Agreement.
Sections that are not amended or replaced herein shall remain unmodified as expressly stated in the Agreement.

(4)    Merchant Engagement and Marketing.
a)General. With respect to Merchant engagement and marketing, Shopify agrees to: (i) [***]; (ii) to use [***]; (iii) to use [***]; (iv) work with Affirm in good faith to develop a marketing plan for the Program; and (v) work with Affirm in good faith to drive repeat purchases for the program.
b)Fall 2021 Limited-Time Promotion.
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